UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 below with respect to the Notes and the Indenture (each as defined below) is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01                                           Other Events.

On August 7, 2017, Ecolab Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of its 2.375% Notes due 2022 (the “Notes”). The Underwriting Agreement contains customary representations, warranties and covenants made by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

On August 10, 2017, the Company completed the offering, and the Notes were issued pursuant to an Indenture (the “Base Indenture”), dated January 12, 2015, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by the Sixth Supplemental Indenture, dated August 10, 2017 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes bear interest at a rate of 2.375% per annum, payable semiannually in arrears on February 10 and August 10 of each year, beginning on February 10, 2018. The Notes will mature on August 10, 2022 and are redeemable at the Company’s option in whole at any time or in part from time to time, at the redemption prices specified in the Indenture.

Under the Indenture, specified changes of control involving the Company, when accompanied by a downgrade of the Notes below investment grade rating by both Moody’s Investors Service, Inc. and S&P Global Ratings within a specified time period, constitute change of control repurchase events. Upon the occurrence of a change of control repurchase event with respect to the Notes, unless the Company has exercised its option to redeem the Notes, it will be required to offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest to the date of repurchase.

The Indenture contains covenants that limit, among other things, the ability of the Company and its subsidiaries to incur liens on certain properties to secure debt, to engage in sale and leaseback transactions and to transfer certain property, stock or debt of any restricted subsidiary to any unrestricted subsidiary (each as defined in the Indenture).

The public offering price of the Notes was 99.948% of the principal amount of the Notes. The Company received net proceeds (after deducting underwriting discounts and the Company’s offering expenses) of approximately $495.6 million and intends to use such net proceeds to repay a portion of its commercial paper borrowings.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-201445) under the Securities Act of 1933, as amended, which was filed and became effective on January 12, 2015. The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated August 7, 2017, together with the accompanying prospectus, dated January 12, 2015, relating to the offering and sale of the Notes.

The Underwriters and their affiliates have performed from time to time, and may in the future perform, various investment banking, commercial lending, financial advisory and other services for the Company for which they received or will receive customary fees and expenses. An affiliate of the Trustee acted as an Underwriter in connection with the issuance of the Notes.

The above description of the Underwriting Agreement, the Base Indenture, the Sixth Supplemental Indenture and the form of Notes is qualified in its entirety by reference to the Underwriting Agreement, the Base

Indenture, the Sixth Supplemental Indenture and the Notes, each of which is incorporated herein by reference and are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

Item 9.01                                           Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated August 7, 2017, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.
Exhibit 4.1

Indenture, dated January 12, 2015, between the Company and Wells Fargo Bank, National Association, incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 15, 2015.

Exhibit 4.2	Sixth Supplemental Indenture, dated August 10, 2017, between the Company and Wells Fargo Bank, National Association.
Exhibit 4.3	Form of Note (included in Exhibit 4.2 above).
Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated August 10, 2017.
Exhibit 12	Statement regarding computation of ratio of earnings to fixed charges.
Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: August 10, 2017

	By:	/s/ David. F. Duvick
	Name:	David F. Duvick
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated August 7, 2017, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.
Exhibit 4.1

Indenture, dated January 12, 2015, between the Company and Wells Fargo Bank, National Association, incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 15, 2015.

Exhibit 4.2	Sixth Supplemental Indenture, dated August 10, 2017, between the Company and Wells Fargo Bank, National Association.
Exhibit 4.3	Form of Note (included in Exhibit 4.2 above).
Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated August 10, 2017.
Exhibit 12	Statement regarding computation of ratio of earnings to fixed charges.
Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 above).